UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934



September 2, 1999
(Date of earliest event reported)


Commission file number:  0-20704


                     ACX TECHNOLOGIES, INC.
     (Exact name of registrant as specified in its charter)


           Colorado                          84-1208699
 (State or other jurisdiction             (I.R.S. Employer
of incorporation or organization)        Identification No.)


  16000 Table Mountain Parkway, Golden, Colorado    80403
     (Address of principal executive offices)     (Zip Code)


                         (303) 271-7000
      (Registrant's telephone number, including area code)



Item 2.  Disposition of Assets

ACX Technologies, Inc. ("ACX" or the "Company") sold the assets and business of its flexible packaging division ("the Business") to Sonoco Products Company for approximately $105 million in cash. The transaction occurred on September 2, 1999. The Business, a leading North American converter of flexible packaging materials for consumer products industries includes manufacturing facilities in Charlotte, North Carolina; Franklin, Ohio; Montreal, Quebec; Toronto, Ontario; Winnipeg, Manitoba; and Vancouver, British Columbia.

ACX  will  use  the proceeds from the sale of the Business,  less transaction  costs,  to reduce debt associated  with  its  recent
acquisition  of  the  folding  carton  business  of  Fort   James
Corporation.



Item 7.  Financial Statements & Exhibits

The asset purchase agreement related to the sale of the flexible packaging division is included as Exhibit 2.

Set forth below is the information required by Item 7(b), Pro Forma Financial Statements, of Form 8-K with respect to the Company's sale of its flexible packaging division to Sonoco as disclosed on the Company's Form 8-K, filed with the Securities and Exchange Commission on August 4, 1999.




                     ACX TECHNOLOGIES, INC.
        PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
                         INTRODUCTION

                        (U.S. DOLLARS)
                          (Unaudited)


The following unaudited pro forma condensed balance sheet and statements of income illustrate the Company's disposition of its flexible packaging division. The Pro Forma Condensed Balance Sheet at June 30, 1999 was prepared as if the sale occurred on June 30, 1999. The Pro Forma Condensed Statement of Income for the Year Ended December 31, 1998 and for the Six Months Ended June 30, 1999 were prepared as if the disposition occurred on January 1, 1998.

The  pro  forma  adjustments reflect the  sale  of  the  flexible
packaging   division  for   cash   proceeds   of    approximately
$105,000,000, less transactions costs.

The Pro Forma Financial Information is presented for illustrative purposes only and does not purport to represent what the Company's financial position or results of operations would have been had the transaction described in fact occurred on the date or at the beginning of the periods indicated or to project the Company's financial position or results of operations for any future date or period. The pro forma disposition adjustments are based upon available information which the Company believes is reasonable under the circumstances.

The following Pro Forma Condensed Financial Information should be read in conjunction with (i) the audited financial statements of the Company and its subsidiaries for the year ended December 31, 1998, which are contained in the Company's 1998 Annual Report on Form 10-K, and (ii) the unaudited condensed financial statements of the Company for the six months ended June 30, 1999.



                      ACX TECHNOLOGIES, INC.
            UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                          (In thousands)

                              ACX      Flexible
                           Historical  Division               Pro Forma
                            Balance     Balance                 Balance
                             Sheet       Sheet                   Sheet
                            June 30,   June 30,   Pro Forma    June 30,
                              1999        1999   Adjustments     1999
                          ----------  ---------  -----------  ---------
ASSETS
Current assets:
  Cash and cash
    equivalents              $37,321     $4,215                 $33,106
  Accounts receivable        107,549     12,830                  94,719
  Inventories                153,385     17,196                 136,189
  Notes receivable            60,423          0                  60,423
  Other assets                35,730      1,125                  34,605
                          ----------  ---------  -----------  ---------
    Total current assets     394,408     35,366       ---       359,042
                          ----------  ---------  -----------  ---------

Properties, net              400,423     37,439                 362,984
Goodwill, net                227,645     14,836                 212,809
Other assets                  24,469        877                  23,592
                          ----------  ---------  -----------  ---------
Total assets              $1,046,945    $88,518      $---      $958,427
                          ==========  =========  ===========  =========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current maturities of
  long-term debt             $85,929        $12  ($85,917)[1]      $---
Other current liabilities    140,356     16,265    14,378 [2]   138,469
                          ----------  ---------  -----------  ---------
  Total current
    liabilities              226,285     16,277   (71,539)      138,469

Long-term debt               277,071          8   (14,083)[1]   262,980
Other long-term
  liabilities                 60,156      8,179                 51,977
                          ----------  ---------  -----------  ---------
  Total liabilities          563,512     24,464   (85,622)      453,426

Minority interest             13,169                             13,169

Common stock                     284      4,525     4,525 [3]       284
Paid-in capital              452,020     61,364    61,364 [3]   452,020
Retained earnings             22,690      8,646    30,214 [3]    44,258
Accumulated other
  comprehensive loss          (4,730)   (10,481)  (10,481)[3]    (4,730)
                          ----------  ---------  -----------  ---------
Shareholders' equity         470,264     64,054    85,622       491,832
                          ----------  ---------  -----------  ---------
Total liabilities and
  shareholders' equity    $1,046,945    $88,518      $---      $958,427
                          ==========  =========  ===========  =========



                          ACX TECHNOLOGIES, INC.
             UNAUDITED PRO FORMA CONDENSED STATEMENT OF INCOME
                   (In thousands, except per share data)

                             ACX
                          Historical
                            Income       Flexible
                          Statement      Division
                         December 31,  December 31,  Pro Forma   Pro Forma
                             1998          1998     Adjustments   Combined
                         ------------  ------------ -----------  ---------
Net sales                    $988,391      $119,239               $869,152

Costs and expenses:
Cost of goods sold            793,946       101,879                692,067
Marketing, general and
  administrative              106,105        15,002                 91,103
Asset impairment and
  restructuring charges        33,210        21,286                 11,924
                         ------------  ------------ -----------  ---------
  Total operating
    expenses                  933,261       138,167     ---        795,094
                         ------------  ------------ -----------  ---------
Operating income (loss)        55,130       (18,928)                74,058
Other income (expense)-
  net                             576           ---                    576
Interest income(expense)-
  net                         (20,141)           (4)   7,000 [4]   (13,137)
                         ------------  ------------ -----------  ---------
Income (loss) before
  income taxes                 35,565       (18,932)   7,000        61,497

Income tax expense
  (benefit)                    14,300        (7,573)   2,800 [5]    24,673
                         ------------  ------------ -----------  ---------
Net income                    $21,265      ($11,359)  $4,200       $36,824
                         ============  ============ ===========  =========
Net income (loss) per
  basic share                   $0.75                                $1.29
                         ============                            =========
Net income (loss) per
  diluted share                  0.73                                $1.27
                         ============                            =========
Weighted average shares
  outstanding - basic          28,504                               28,504
                         ============                            =========
Weighted average shares
  outstanding - diluted        29,030                               29,030
                         ============                            =========




                       ACX TECHNOLOGIES, INC.
           UNAUDITED PRO FORMA CONDENSED STATEMENT OF INCOME
               (In thousands, except per share data)

                             ACX
                         Historical
                           Income      Flexible
                          Statement    Division
                          June 30,     June 30,    Pro Forma   Pro Forma
                            1999         1999     Adjustments   Combined
                       ------------  ------------ -----------  ---------
Net sales                  $501,561       $60,379               $441,182

Costs and expenses:
Cost of goods sold          397,964        49,062                348,902
Marketing, general and
administrative               58,536         6,639                 51,897
Asset impairment and
restructuring charges           ---           ---                    ---
                       ------------  ------------ -----------  ---------
  Total operating
    expenses                456,500        55,701     ---        400,799
                       ------------  ------------ -----------  ---------
Operating income             45,061         4,678                 40,383

Other income(expense)-
  net                            16           ---                     16
Interest income
  (expense)- net            (10,597)         (167)   3,500 [4]    (6,930)
                       ------------  ------------ -----------  ---------
Income before income
  taxes                      34,480         4,511    3,500        33,469

Income tax expense           13,500         1,804    1,400 [5]    13,096
                       ------------  ------------ -----------  ---------
Net income                  $20,980        $2,707   $2,100       $20,373
                       ============  ============ ===========  =========
Net income (loss) per
  basic share                 $0.74                                $0.72
                       ============                            =========
Net income (loss) per
  diluted share               $0.73                                $0.71
                       ============                            =========
Weighted average shares
  outstanding - basic        28,435                               28,435
                       ============                            =========
Weighted average shares
  outstanding - diluted      28,734                               28,734
                       ============                            =========




                    ACX TECHNOLOGIES, INC.
 NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

                        (U.S. DOLLARS)
                          (Unaudited)



Note 1: Net proceeds of $100,000 used to pay down short-term and long-term debt of ACX.
Note 2: Estimated increase in tax liability for gain on sale, plus accrual for transaction costs.
Note 3: Elimination of equity accounts, plus estimated gain on sale.
Note 4:  Reduced interest expense.
Note 5:  Taxes calculated at 40%.





                           SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


September 17, 1999            ACX TECHNOLOGIES, INC.


                              By:/s/Beth A. Parish
                              -------------------------------
                              Beth A. Parish
                              (Controller and Principal
                              Accounting Officer)